Inventories	3 Months Ended
Mar. 31, 2023
Inventories
Inventories

8. Inventories

The inventories include only raw materials and supplies amounting to EUR 24,678k (December 31, 2022: EUR 23,989k), which are recoverable under the Company’s agreements with its collaboration partners. During the three months ended March 31, 2023, the increase in inventory of EUR 688k is due primarily to the purchases of raw material.